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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 31, 1997

                     Medical Technology & Innovations, Inc.
             (Exact name of registrant as specified in this charter)

           Florida                  33-27610-A                  59-2954561
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)

                       3125 Nolt Road, Lancaster, PA 17601
                    (Address of principal executive offices)

Registrant's telephone number, including area code (717) 892-6770




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

Item 1.       Changes in Control of Registrant

              Not Applicable

Item 2.       Acquisition or Disposition of Assets

              Not Applicable

Item 3.       Bankruptcy or Receivership

              Not Applicable

Item 4.       Changes in Registrant's Certifying Accountant

              Not Applicable

Item 5.       Other Events

              Not Applicable

Item 6.       Resignation of Registrant's Directors

              On or about January 31, 1997 the Company received a letter of resignation from
              Thomas Penaluna. Mr. Penaluna had no disagreement with the registrant on any matter relating to the registrant's operations, policies, or practices. Mr. Penaluna resigned to more actively pursue other business interests.

Item 7.       Financial Statements and Exhibits

              (c)      Exhibits

                       17.1 Director Resignation Letter

Item 8.       Change in Fiscal Year

              Not Applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Date: February 10, 1997

                                    Medical Technology & Innovations, Inc.
                                    (Registrant)



                                    By: /s/ JEREMY FEAKINS
                                       ----------------------------------------
                                       Jeremy Feakins, Chief Executive Officer